u:\cunningham\lmmustck.doc
        SMITH BARNEY LIMITED MATURITY MUNICIPALS FUND

                  Supplement to Prospectus
                   dated January 29, 1995


      Name Change. Effective August 16, 1995, the name of Smith Barney Income Trust was changed to Smith Barney Investment Trust, pursuant to a resolution of the Board of Trustees adopted at a regular meeting of the Board held on July 19, 1995.

      Reduction  in  Advisory Fee.   On July 19,  1995,  the
Board of Trustees of Smith Barney Investment Trust, on behalf of its sub-trust, Smith Barney Limited Maturity Municipals Fund (the "Fund"), approved a reduction in the investment advisory fee paid by the Fund to Smith Barney Mutual Funds Management Inc. Accordingly, effective November 17, 1995, the Fund's investment advisory fee will be decreased from 0.35% to 0.30% of the average daily net assets of the Fund.

      Proposed Reorganization. The Board of Trustees also approved a proposed reorganization pursuant to which the assets of the Fund would be acquired by the Limited Term Portfolio (the "Acquiring Fund"), a series of Smith Barney Muni Funds, through an exchange of shares of the Acquiring Fund for substantially all of the Fund's assets. These shares would then be distributed to shareholders of the Fund in liquidation of the Fund. The Fund and the Acquiring Fund have substantially similar investment objectives.

      Upon the reorganization, each shareholder of the Fund would become a shareholder of the Acquiring Fund and receive shares of the Acquiring Fund with a value equal to the value of the shareholder's investment in the Fund. No sales charge would be imposed in the transaction, and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders of the Fund as a result of this reorganization.

       The proposed reorganization is subject to the fulfillment of certain conditions, including the approval of shareholders of the Fund. Proxy materials describing the proposed reorganization will be mailed to shareholders of the Fund in anticipation of a meeting of shareholders to be held by the end of the year. If approved by shareholders at that time, the transaction will occur as soon after the meeting as practicable.

      As of September 25, 1995, shares of the Fund will no longer be offered for purchase or offered in exchange for shares of other Smith Barney Mutual Funds.

      Waiver  of  Sales Charge on Certain Sales of  Class  A
Shares. Effective July 15, 1995, purchases of Class A shares may be made at net asset value without a sales charge to employees of members of the National Association of Securities Dealers, Inc.

     Management of the Fund. On June 26, 1995, Smith Barney Mutual Funds Management Inc. assumed responsibility for all administrative functions for the Fund, including functions previously performed by The Boston Company Advisors, Inc. ("Boston Advisors"). As of that date, Boston Advisors ceased to serve as sub-administrator to the Fund.

       Also as of June 26, 1995, PNC Bank, National Association ("PNC") assumed responsibility as the custodian of the Fund. As of that date, Boston Safe Deposit and Trust Company, an affiliate of Boston Advisors, ceased to serve as the Fund's custodian. PNC is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania



________________________
Supplement dated September 14, 1995

FD 01024 9/95